                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2000




                           AGILENT TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                      3825                                      77-0518772
(STATE OR OTHER JURISDICTION OF               (PRIMARY STANDARD INDUSTRIAL                      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)               CLASSIFICATION CODE NUMBER)                    IDENTIFICATION NUMBER)


                               395 PAGE MILL ROAD
                               PALO ALTO, CA 94306
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 752-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On June 2, 2000, Hewlett-Packard Company, a Delaware corporation ("HP"), completed its distribution of the shares it owns of Agilent Technologies, Inc., a Delaware corporation ("Agilent"). HP distributed 0.3814 of a share of Agilent common stock as a dividend on each share of HP common stock outstanding on May 2, 2000, the record date for the distribution. This action completes the previously announced distribution described in Agilent's Form 8-K filed with the Securities and Exchange Commission on April 11, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AGILENT TECHNOLOGIES, INC.
                                      (Registrant)


Date:  June 5, 2000

                               By:   /s/ Robert R. Walker
                                     -------------------------
                               Robert R. Walker
                               Executive Vice President and Chief
                               Financial Officer